  EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ka Sing Edmund Yeung, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of ME Renewable Power Corporation for the period ended June 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ME Renewable Power Corporation

Dated: August 15, 2016	By:	/s/ Ka Sing Edmund Yeung
Ka Sing Edmund Yeung
President, Chief Financial Officer, Secretary, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer) ME Renewable Power Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ME Renewable Power Corporation and will be retained by ME Renewable Power Corporation and furnished to the Securities and Exchange Commission or its staff upon request.